UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
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GENCO SHIPPING & TRADING LIMITED
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Genco Shipping & Trading Appoints Paramita Das to Board of Directors

NEW YORK, MARCH 5, 2024 -- Genco Shipping & Trading Limited (NYSE:GNK) (“Genco” or the “Company”), the largest U.S. headquartered drybulk shipowner focused on the global transportation of commodities, today announced the appointment of Paramita Das to its Board of Directors effective immediately. With her appointment, the Board will comprise seven directors.

Ms. Das brings significant global leadership experience in the commodities sector. She previously served as the Global Head of Marketing, Development and ESG, Metals and Minerals at Rio Tinto. Prior to that, she held various leadership roles at Rio Tinto including General Manager, Marketing and Development, Metals and Head of the Chicago Commercial Office and Chief of Staff to the Chief Executive Officer. Ms. Das currently serves on the Board of Coeur Mining, Inc.

“Paramita is a highly respected global leader who brings a deep understanding of the commodities markets, which are vital to Genco, as well as further diversity to our Board,” said James G. Dolphin, Chairman of the Board. “Her appointment follows a comprehensive search process with the assistance of a leading executive search firm that was well underway mid-last year. We look forward to benefitting from Paramita’s unique perspectives and believe she will be highly additive to our strong existing Board as we continue to oversee and execute on our Comprehensive Value Strategy.”

“I am honored to join the Board of Genco, a company I was drawn to given its leadership in the drybulk shipping sector and its commitment to strong corporate governance,” said Ms. Das. “I look forward to bringing my expertise in commodities to the Board and working closely with my fellow directors to capture opportunities that will drive the Company forward and create value for shareholders.”

About Paramita Das

 Paramita Das has served as Global Head of Marketing, Development and ESG, Metals and Minerals at Rio Tinto from June 2022 through February 2024. She served in various roles of increasing responsibility at Rio Tinto, including as President of Rio Tinto Nickle Inc. (renamed Rio Tinto Commercial Americas Inc.), President and CEO of Alcan Primary Products Company, LLC and a member of the Board of Directors of Rio Tinto Services Inc. since 2019. Prior to her tenure at Rio Tinto, Ms. Das served as Chief Strategy Officer for Consortium at Sumitomo Corporation, Itochu Corporation, UACJ Consortium and Head of Strategic Planning & Performance at BP. Ms. Das currently serves on the Board of Coeur Mining, Inc.

Ms. Das holds a Master of Business Administration from the University of Louisville.

About Genco Shipping & Trading Limited

Genco Shipping & Trading Limited is a U.S. based drybulk ship owning company focused on the seaborne transportation of commodities globally. We provide a full-service logistics solution to our customers utilizing our in-house commercial operating platform, as we transport key cargoes such as iron ore, grain, steel products, bauxite, cement, nickel ore among other commodities along worldwide shipping routes. Our wholly owned high quality, modern fleet of dry cargo vessels consists of the larger Capesize (major bulk) and the medium-sized Ultramax and Supramax vessels (minor bulk) enabling us to carry a wide range of cargoes. We make capital expenditures from time to time in connection with vessel acquisitions. As of March 5, 2024, Genco Shipping & Trading Limited’s fleet consists of 18 Capesize, 15 Ultramax and 12 Supramax vessels with an aggregate capacity of approximately 4,828,000 dwt and an average age of 11.7 years.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995

This letter contains certain forward-looking statements pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements use words such as “expect,” “intend,” “plan,” “believe,” and other words and terms of similar meaning in connection with a discussion of potential future events, circumstances or future operating or financial performance. These forward-looking statements are based on management’s current expectations and observations. For a discussion of factors that could cause results to differ, please see the Company's filings with the Securities and Exchange Commission, including, without limitation, the Company’s Annual Report on form 10-K for the year ended December 31, 2023, and the Company's reports on Form 8-K subsequently filed with the SEC.  We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Important Additional Information Regarding Proxy Solicitation

Genco intends to file a proxy statement and associated WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for Genco’s 2024 Annual Meeting of Shareholders (the “Proxy Statement”). Genco, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2024 Annual Meeting of Shareholders. Information regarding the names of Genco’s directors and executive officers and their respective interests in Genco by security holdings or otherwise is set forth in Genco’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 27, 2024 and Genco’s proxy statement for the 2023 Annual Meeting of Shareholders, filed with the SEC on April 6, 2023. To the extent holdings of such participants in Genco’s securities are not reported, or have changed since the amounts described, in the 2023 proxy statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of Genco’s Board of Directors for election at the 2024 Annual Meeting of Shareholders will be included in the Proxy Statement.  BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive Proxy Statement and other relevant documents filed by Genco free of charge from the SEC’s website, www.sec.gov. Genco’s shareholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to Genco Shipping & Trading Limited, 299 Park Avenue, 12th Floor, New York, NY 10171 or from the Investors section of Genco’s website at www.gencoshipping.com.

CONTACT:
Peter Allen
Chief Financial Officer
Genco Shipping & Trading Limited
(646) 443-8550

Genco Shipping & Trading Rejects George Economou Nominees

NEW YORK, MARCH 5, 2024 – Genco Shipping & Trading Limited (NYSE:GNK) (“Genco” or the “Company”), the largest U.S. headquartered drybulk shipowner focused on the global transportation of commodities, today announced that its Board of Directors (the “Board”) has unanimously rejected the proposed nomination of Randee Day and Robert Pons by George Economou through his entity GK Investor LLC to stand for election to the Board at the Company’s 2024 Annual Meeting of Shareholders.

The Company issued the following statement:

Our Board of Directors thoroughly evaluated both nominees and determined on the unanimous recommendation of our Nominating and Corporate Governance Committee, which is comprised of independent directors, that adding them to the Board would not be in the best interest of the Company or its shareholders.

As part of its review process, our Nominating and Corporate Governance Committee interviewed both nominees and determined that they respectively are not additive to our Board’s existing skills and expertise or lack sufficient experience in shipping and related industries.

Our Board already possesses significant, essential experience for Genco, including experience in shipping, fleet management and commercial and technical management, capital allocation management, financial reporting and M&A. The Board has also strengthened its experience and expertise in critical commodities markets with Paramita Das’ appointment, which follows a comprehensive search process that was well underway mid-last year.

Our Board remains committed to our strong governance practices and actions it believes will create the most shareholder value. To that end, the Board is focused on our Comprehensive Value Strategy to drive value through drybulk shipping market cycles. Genco is delivering solid operating and financial results, as shown by its recent strong earnings for Q4 2023, all while advancing its priorities of reducing debt, returning capital to shareholders through dividends and investing in growth.

Our directors are active, engaged and open-minded with respect to value-creation opportunities. The Board will continue to take actions it believes are in the best interest of the Company and all its shareholders.

The Board will make its formal recommendation regarding director nominations in its proxy statement for its 2024 Annual Meeting of Shareholders, which will be filed with the Securities and Exchange Commission and mailed to shareholders in due course.

About Genco Shipping & Trading Limited

Genco Shipping & Trading Limited is a U.S. based drybulk ship owning company focused on the seaborne transportation of commodities globally. We provide a full-service logistics solution to our customers utilizing our in-house commercial operating platform, as we transport key cargoes such as iron ore, grain, steel products, bauxite, cement, nickel ore among other commodities along worldwide shipping routes. Our wholly owned high quality, modern fleet of dry cargo vessels consists of the larger Capesize (major bulk) and the medium-sized Ultramax and Supramax vessels (minor bulk) enabling us to carry a wide range of cargoes. We make capital expenditures from time to time in connection with vessel acquisitions. As of March 5, 2024, Genco Shipping & Trading Limited’s fleet consists of 18 Capesize, 15 Ultramax and 12 Supramax vessels with an aggregate capacity of approximately 4,828,000 dwt and an average age of 11.7 years.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995

This letter contains certain forward-looking statements pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements use words such as “expect,” “intend,” “plan,” “believe,” and other words and terms of similar meaning in connection with a discussion of potential future events, circumstances or future operating or financial performance. These forward-looking statements are based on management’s current expectations and observations. For a discussion of factors that could cause results to differ, please see the Company's filings with the Securities and Exchange Commission, including, without limitation, the Company’s Annual Report on form 10-K for the year ended December 31, 2023, and the Company's reports on Form 8-K subsequently filed with the SEC.  We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Important Additional Information Regarding Proxy Solicitation

Genco intends to file a proxy statement and associated WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for Genco’s 2024 Annual Meeting of Shareholders (the “Proxy Statement”). Genco, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2024 Annual Meeting of Shareholders. Information regarding the names of Genco’s directors and executive officers and their respective interests in Genco by security holdings or otherwise is set forth in Genco’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 27, 2024 and Genco’s proxy statement for the 2023 Annual Meeting of Shareholders, filed with the SEC on April 6, 2023. To the extent holdings of such participants in Genco’s securities are not reported, or have changed since the amounts described, in the 2023 proxy statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of Genco’s Board of Directors for election at the 2024 Annual Meeting of Shareholders will be included in the Proxy Statement.  BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive Proxy Statement and other relevant documents filed by Genco free of charge from the SEC’s website, www.sec.gov. Genco’s shareholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to Genco Shipping & Trading Limited, 299 Park Avenue, 12th Floor, New York, NY 10171 or from the Investors section of Genco’s website at www.gencoshipping.com.

CONTACT:
Peter Allen
Chief Financial Officer
Genco Shipping & Trading Limited
(646) 443-8550